EXHIBIT 21.1

                        SUBSIDIARIES OF EQUITY INNS, INC.


                                                       Jurisdiction of
Name                                              Incorporation/Organization
----                                              --------------------------

Equity Inns Trust                                        Maryland
Equity Inns Services, Inc.                               Tennessee
Equity Inns TRS Holdings, Inc.                           Tennessee
Equity Inns Partnership, L.P.                            Tennessee
Equity Inns Partnership II, L.P.                         Tennessee
Equity Inns/West Virginia Partnership, L.P.              Tennessee
EQI Financing Corporation                                Tennessee
EQI Financing Partnership I, L.P.                        Tennessee
EQI Financing Corporation II                             Tennessee
EQI Financing Partnership II, L.P.                       Tennessee
EQI/WV Financing Partnership, L.P.                       Tennessee
EQI Financing Corporation III                            Tennessee
EQI Financing Partnership III, L.P.                      Tennessee
EQI Financing Corporation IV                             Tennessee
EQI Financing Partnership IV, L.P.                       Tennessee
EQI Financing Corporation V                              Tennessee
EQI Financing Partnership V, L.P.                        Tennessee
EQI/WV Financing Corporation                             Tennessee
EQI/WV Financing Partnership II, L.P.                    Tennessee
E. Inns Orlando, Inc.                                    Tennessee
E.I.P. Orlando, L.P.                                     Tennessee
ENN Company, Inc.                                        Tennessee
ENN Leasing Company, Inc.                                Tennessee
ENN Leasing Company I, L.L.C.                            Delaware
ENN Leasing Company II, L.L.C.                           Delaware
ENN Leasing Company III, L.L.C.                          Delaware
ENN Leasing Company IV, L.L.C.                           Delaware
ENN Leasing Company V, L.L.C.                            Delaware
ENN KS, Inc.                                             Kansas
ENN TRS, Inc.                                            Tennessee
ENN TN, LLC                                              Tennessee
ENN TN I, LLC                                            Delaware
ENN TN II, LLC                                           Delaware
ENN TN IV, LLC                                           Delaware
ENN TN V, LLC                                            Delaware
EQI FL Corporation                                       Tennessee